                  Morgan Stanley Small-Mid Special Value Fund
                          Item 77(O) 10F-3 Transactions
                         May 1, 2007 - October 31, 2007

                                                                   Amount of       % of      % of
                                         Offering      Total         Shares       Offering    Funds
    Security     Purchase/    Size of    Price of    Amount of      Purchased    Purchased    Total                      Purchased
    Purchased   Trade Date   Offering     Shares      Offering       By Fund      By Fund    Assets       Brokers           From

   Spirit Aero   05/21/07        -        $33.50  $1,055,812,867   100,900.00      0.32%      1.45%       Credit            Credit
     systems                                                                                          Suisse Goldman,       Suisse
  Holdings, Inc.                                                                                         Sachs &
                                                                                                       Co., Morgan
                                                                                                         Stanley,
                                                                                                         Banc of
                                                                                                         America
                                                                                                        Securities
                                                                                                           LLC,
                                                                                                         Deutsche
                                                                                                           Bank
                                                                                                       Securities,
                                                                                                        JPMorgan,
                                                                                                       RBC Capital
                                                                                                         Markets,
                                                                                                         Westwind
                                                                                                        Partners,
                                                                                                        Citi, GMP
                                                                                                        Securities
                                                                                                            L.P.,
                                                                                                          Lehman
                                                                                                         Brothers,
                                                                                                          Scotia
                                                                                                         Capital,
                                                                                                        Cowen and
                                                                                                         Company,
                                                                                                       Jefferies &
                                                                                                         Company,
                                                                                                         Merrill
                                                                                                         Lynch &
                                                                                                         Co., UBS
                                                                                                        Investment
                                                                                                          Bank